March 1, 2017

DREYFUS FUNDS, INC.

- Dreyfus Mid-Cap Growth Fund

Supplement to Summary and Statutory Prospectuses

dated April 29, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio

Management" in the statutory prospectus:

The fund is managed by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management, LLC (TBCAM), an affiliate of Dreyfus.  The team consists of Robert C. Zeuthen, CFA, Todd W. Wakefield, CFA and John Porter, the lead portfolio manager, positions they have held since March 2010, April 2013 and March 2017, respectively.  Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM.  Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM. Mr. Porter is the head of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM.

The following information supersedes and replaces the third paragraph included in "Fund Details – Management" in the statutory prospectus:

The fund is managed by a team of portfolio managers employed by Dreyfus and The Boston Company Asset Management, LLC (TBCAM).  The team consists of Robert C. Zeuthen, CFA, Todd W. Wakefield, CFA and John Porter, the lead portfolio manager, positions they have held since March 2010, April 2013 and March 2017, respectively. Mr. Zeuthen is a managing director, senior equity research analyst and a member of the U.S. small, small/mid and mid-cap growth investment team at TBCAM, where he has been employed since 2006. Mr. Wakefield is a managing director, senior portfolio manager and a member of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM, where he has been employed since 2003.  Mr. Porter is the head of the U.S. small, small/mid and mid-cap growth equity investment team at TBCAM.  Prior to joining TBCAM in August 2016, Mr. Porter was employed from September 2013 to August 2016 at Seaward Management and was the founder and Chief Investment Officer for JP3 Capital Management LLC from January 2010 to June 2013.  Messrs. Zeuthen, Wakefield and Porter have been employed by Dreyfus since March 2010, November 2008 and March 2017, respectively, and manage the fund in their capacity as employees of Dreyfus.

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